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                                                                   EXHIBIT 99.2

PROXY

         This Proxy is Solicited on Behalf of the Board of Directors of

                               ENOVA CORPORATION
            Post Office Box 129400, San Diego, California 91221-9400

        DANIEL W. DERBES, RALPH R. OCAMPO and THOMAS A. PAGE, jointly or individually, are hereby appointed as proxies with full power of substitution to represent and vote all shares of stock of the undersigned shareholder(s) of record on January 13, 1997, at the special meeting of shareholders of Enova Corporation, to be held at Del Mar Fairgrounds, The Mission Tower Building, 2260 Jimmy Durante Boulevard, Del Mar, California on March 11, 1997, and at any adjournment or postponement thereof, as indicated on reverse side.

                  THIS CARD IS ONLY FOR SHARES OF COMMON STOCK

              (Continued - to be signed and dated - on other side)


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
                                                                                                          Please mark
                                                                                                          your vote X      [X]
                                                                                                          on this example

                                             FOR  AGAINST  ABSTAIN                                                    YES     NO
APPROVAL OF THE PRINCIPAL TERMS OF THE       [ ]    [ ]     [ ]        I am planning to attend the Special Meeting    [ ]     [ ]
BUSINESS COMBINATION OF PACIFIC                                        of Enova Shareholders.
ENTERPRISES. The Board of Directors
recommends a vote FOR this proposal                                    WHETHER OR NOT YOU EXPECT TO ATTEND THE
as described in the Joint Proxy                                        MEETING please mark, sign, date and return
Statement/Prospectus.                                                  the proxy card promptly in the anticipated
                                                                       postage paid envelope.

                                                                       This Proxy when properly executed will be voted in the
                                                                       manner directed herein by the undersigned shareholder(s).
                                                                       If no direction is made, this Proxy will be voted FOR
                                                                       Item 1.


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Please indicate any change in the above address.                                          (SEE OTHER SIDE)

Signature(s): ________________________________________________________________________Date: ______________________________, 1997
              NOTE: Please sign exactly as name appears above. If signing as executor, administrator, attorney, agent, trustee or guardian, please give full title as such. If a corporation or partnership, please sign in full such name by authorized person.

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